                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

            FIRST AMENDMENT, dated as of May 6, 2004 (this "First Amendment"), to the Credit Agreement, dated as of June 11, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Werner Holding Co. (DE), Inc. (the "Company"), the several lenders from time to time parties to the Credit Agreement (the "Lenders"), Citigroup Global Markets Inc., as syndication agent (in such capacity, the "Syndication Agent"), Citigroup Global Markets Inc. and J.P. Morgan Securities, Inc., as joint lead arrangers and joint bookrunners (in such capacity, the "Arrangers"), and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and, together with the Syndication Agent, the "Agents").

                                   WITNESSETH:

            WHEREAS, the Company, the Lenders, the Arrangers and the Agents are parties to the Credit Agreement;

            WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders, and the Agents agree as follows:

      SECTION 1. AMENDMENTS.

            1.1 Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of "Applicable Margin" it its entirety and inserting in lieu thereof the following new definition:

                  "Applicable Margin": for Term Loans, Revolving Credit Loans and Swing Line Loans of the Types set forth below, the rate per annum set forth under the relevant column heading opposite such Loans below:

                      Alternate Base Rate                 Eurodollar
                             Loans                          Loans
                             -----                          -----
Term Loans                   2.50%                           3.50%
Revolving Credit             2.50%                           3.50%
Loans and Swing
Line Loans

                  (b) Section 1.1 of the Credit Agreement is hereby further
            amended by deleting clause (vi)(II) of the definition of "Consolidated EBITDA" in its entirety and inserting in lieu thereof the following:

                        "(II) additional nonrecurring losses and charges up to a maximum aggregate amount of $17,000,000 in fiscal years 2004 and 2005 combined and $5,000,000 in each fiscal year of the Company thereafter, shall be excluded."

            1.2 Amendment to Section 3.2. Section 3.2 of the Credit Agreement is hereby amended by deleting the percentage "0.50%" and inserting in lieu thereof the percentage "0.75%".

            1.3 Amendments to Section 8.1. (a) Section 8.1 of the Credit Agreement is hereby amended by inserting the following new subsection (c):

                  "(c) as soon as available, but in any event not later than 25 days after the end of each month of each fiscal year of the Company (other than the months of March, June, September and December), the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and the portion of the fiscal year of the Company through such date, setting forth in each case in comparative form the figures for the corresponding month in, and year to date portion of, the previous year, and the figures for such periods in the budget prepared by the Company and furnished by the Administrative Agent, certified by the chief financial officer, controller or treasurer of the Company as being fairly stated in all material respects;".

                  (b) Section 8.1 of the Credit Agreement is hereby further
            amended by changing subsection "(c)" of said Section to subsection "(d)".

                  (c) Section 8.1 of the Credit Agreement is hereby further
            amended by changing subsection "(d)" of said Section to subsection "(e)".

            1.4 Amendments to Section 9.7. (a) Section 9.7 of the Credit Agreement is hereby amended by deleting in the table contained therein the rows corresponding to the base amounts for calendar years 2004 and 2005 and inserting in lieu thereof the following new rows:

  Year or Period                   Base Amount
  --------------                   -----------
Calendar Year 2004                 $15,000,000
Calendar Year 2005                 $15,000,000

                  (b) Section 9.7 of the Credit Agreement is hereby further
            amended by inserting the following in clause (i) of said Section after the words "set forth above" and before the comma:

                  "(except for calendar years 2004 and 2005)".

            1.5 Amendment to Section 9.9. Section 9.9 of the Credit Agreement is hereby amended by deleting in the table contained therein the rows corresponding to the fiscal years and fiscal quarters set forth below and inserting in lieu thereof the following new rows:

FISCAL YEAR           FISCAL QUARTER               RATIO
   2004                   Second                   5.00
                          Third                    6.00
                          Fourth                   6.75
   2005                   First                    7.00
                          Second                   6.25
                          Third                    5.75
                          Fourth                   5.25

            1.6 Amendment to Section 9.10. Section 9.10 of the Credit Agreement is hereby amended by deleting in the table contained therein the rows corresponding to the fiscal years and fiscal quarters set forth below and inserting in lieu thereof the following new rows:

FISCAL YEAR               FISCAL QUARTER          RATIO
2004                          Second              3.00
                              Third               2.50
                              Fourth              2.00
2005                          First               2.00
                              Second              2.25
                              Third               2.50
                              Fourth              2.50

            1.7 Amendment to Section 9. Section 9 of the Credit Agreement is hereby amended by adding the following new Section 9.18:

                  "Receivables Facility. Fail to cause to be maintained in effect at all time through and including May 28, 2006, through arranging extensions and replacements as necessary, the Receivables Facility in an amount of not less than $50,000,000."

            1.8 Amendments to Schedule II. Schedule II is deleted in its entirety.

            SECTION 2. CONDITIONS PRECEDENT.

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                                                                               4

            2.1 Effective Date. This First Amendment shall become effective as of the date first set forth above (the "First Amendment Effective Date") following the date on which all of the following conditions have been satisfied or waived:

            (a) Execution and Delivery. The Administrative Agent shall have received counterparts of this First Amendment duly executed by (i) the Company and the Guarantors and (ii) the Required Lenders;

            (b) Fees and Expenses. The Administrative Agent shall have received (i) for the account of each Lender entitled thereto, an amendment fee in an amount equal to 0.25% on the sum of (x) such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Commitments plus (y) such Lender's Term Loan Commitment Percentage of the Term Loan Commitments, in each case calculated as of the First Amendment Effective Date, but such fees shall be payable only (A) to each Lender that has delivered (including by way of facsimile or electronic mail) its executed signature page to this First Amendment to the attention of Mariya Vinnik, of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., New York, New York 10017, telecopy number 212-455-2502, email mvinnik@stblaw.com at or prior to 12:00 p.m. (Eastern) on May 6, 2004, and (B) only if the Company and the Subsidiary Guarantors execute this First Amendment and (ii) all fees and accrued expenses of the Administrative Agent required to be paid by the Company, including without limitation, the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP;

            2.2 Change in Pricing. The amendments set forth in Sections 1.1 and 1.2 hereof shall be effective for the period commencing on the First Amendment Effective Date, and interest and commitment fees payable in respect of any period prior thereto, whether due or paid prior thereto or thereafter, shall be computed based on the Credit Agreement as in effect prior to this First Amendment.

            SECTION 3. GENERAL.

            3.1 Representations and Warranties. In order to induce the Agents and the Lenders to enter into this First Amendment, the Company hereby represents and warrants to the Agents, the Arrangers and the Lenders that:
      (a) the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as of December 31, 2003 and the related consolidated statements of operations and of cash flows for the fiscal year ended on such date, audited by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender, present fairly in accordance with GAAP the consolidated financial condition of Holdings and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. Since December 31, 2003, there has been no material adverse change on (i) the business, operations, property or financial condition of the Company and its Subsidiaries taken as a whole,
      (ii) the ability of the Company and its Subsidiaries to perform their obligations under the Credit Documents and with respect to the other

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                                                                               5

      financings contemplated hereby or (iii) the validity or enforceability of any material Credit Document or the rights and remedies of the Lenders and the Agents thereunder;

            (b) after giving effect to this First Amendment, the representations and warranties of the Company contained in the Credit Agreement, the Security Documents and the Notes are true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect hereto) as if made on and as of the First Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that (x) all references to the "Credit Agreement" in any Security Document or Note shall be and are deemed to mean the Credit Agreement as amended hereby and (y) Section 6.2 of the Credit Agreement shall be deemed to read as set forth in the immediately preceding paragraph (a) for all purposes of this First Amendment and the Credit Agreement on and after the First Amendment Effective Date; and

            (c) each of the Company and the Guarantors has all necessary corporate power and authority to execute and deliver this First Amendment; the execution and delivery by each such party of this First Amendment have been duly authorized by all necessary corporate action on its part; and this First Amendment has been duly executed and delivered by each such party and constitute each such party's legal, valid and binding obligation, enforceable in accordance with its terms.

            3.2 Notice of Effectiveness. The Administrative Agent shall promptly advise the Lenders and the Company that this First Amendment has become effective and of the First Amendment Effective Date.

            3.3 APPLICABLE LAW AND JURISDICTION. THIS FIRST AMENDMENT HAS BEEN EXECUTED AND DELIVERED IN NEW YORK, NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            3.4 Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            3.5 Consent of Guarantors. Each of the Guarantors hereby consents to the modifications to the Credit Agreement contemplated hereby.

            3.6 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the Company and each of their respective successors and assigns, and upon the Agents and the Lenders and their successors and assigns. The execution and delivery of this First Amendment by any Lender prior to the First Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

            3.7 Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this First Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This First Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Company that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in any Security Document or Note or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

            3.8 Headings. Section headings used in this First Amendment are for convenience of reference only, are not part of this First Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this First Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                         WERNER HOLDING CO. (DE), INC.

                                         By: /s/ Larry V. Friend
                                            ------------------------------------
                                             Title: Larry V. Friend
                                                    VP, CFO & Treasurer

                                         WERNER HOLDING CO. (PA), INC. as
                                         Guarantor

                                         By: /s/ Larry V. Friend
                                            ------------------------------------
                                             Title: Larry V. Friend
                                                    VP, CFO & Treasurer


                                         WERNER CO., as Guarantor

                                         By: /s/ Larry V. Friend
                                            ------------------------------------
                                             Title: Larry V. Friend
                                                    VP, CFO & Treasurer

                                         WIP TECHNOLOGIES, INC., as Guarantor

                                         By: /s/ Larry V. Friend
                                            ------------------------------------
                                             Title: Larry V. Friend
                                                    VP, CFO & Treasurer

                                         JPMORGAN CHASE BANK, as Administrative
                                         Agent and as a Lender

                                         By: /s/ Neil R. Boylan
                                             _______________________________
                                             Title: Managing Director

                                         [REQUIRED LENDER]

                                         By: /s/
                                             _______________________________
                                             Title: